Supplemental Agreement No. 5

                                           to

                                Purchase Agreement No. 1771

                                         between

                                     The Boeing Company

                                            and

                             International Lease Finance Corporation

                               Relating to Boeing Model 757 Aircraft


      THIS SUPPLEMENTAL AGREEMENT, entered into as of the __27th__ day of __June__, 1995, by and between THE BOEING COMPANY, a Delaware corporation (Boeing), and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation with its principal office in the City of Los Angeles, State of California (Buyer);

                                    W I T N E S S E T H:


      WHEREAS, the parties hereto entered into an agreement dated as of December 15, 1992, relating to Boeing Model 757 aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof which is hereinafter called the "Purchase Agreement" and;

      WHEREAS, the parties desire to supplement the Purchase Agreement as hereinafter set forth, to exercise the option to purchase one (1) of the option aircraft as set forth in Letter Agreement No. 6-1162-RLL-487 to the Purchase Agreement and revise the contract delivery month of one (1)
each 757 aircraft from       *            and from
      * as well as certain additional changes as set forth herein;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1. Article 1, entitled "Subject Matter of Sale", paragraph 1.1 "The Aircraft"is deleted in its entirety and replaced by the following new Article 1, which reflects the addition of one (1) RR Aircraft scheduled for delivery in * and the change of the contract delivery month of one (1)
Aircraft from           *          and one (1) Aircraft from
         * . Such revised Article 1 is attached hereto and incorporated into the Purchase Agreement by this reference.

2. Article 3, entitled "Price of Aircraft" paragraph 3.4, 3.5, 3.6 and 3.7 are deleted in their entirety and replaced by the following new Article 3 which deletes any reference to Price First Published since all pricing for aircraft delivering in 1999 has been established. New pages 3-1 and 3-2 are attached hereto and incorporated into the Purchase Agreement by this reference.

3. Schedule 1 to the Purchase Agreement entitled "Aircraft Deliveries and Descriptions," is deleted in its entirety and is replaced by a new Schedule 1; reflecting the addition of one (1) RR Aircraft, the change in delivery of one
(1) Aircraft from           *          and one (1) Aircraft from
         * and new advance payment base prices reflecting escalation sharing for aircraft delivering after December 31, 1996. Such new Table 1 is attached hereto and incorporated into the Purchase Agreement by this reference.

4. Exhibit D entitled "AIRFRAME AND ENGINE PRICE ADJUSTMENT," is revised by inserting a new delivery month of October 1998, revising the delivery month of
one (1) Aircraft from            *      and one (1) Aircraft from
             *     and adding the       *       aircraft into
the schedule of delivery months. A revised page 2 incorporating these changes is attached hereto and incorporated into the Purchase Agreement by this reference.

5. Letter Agreement No. 6-1162-RLL-487 entitled "Option Aircraft" is revised by deleting in their entirety pages 1, 2 and 3, page 3 and 4 of Attachment A and page 1 of Attachment B and substituting new pages numbered accordingly.
This revision deletes reference to the    *     Option Aircraft and
establishes prices for the Option Aircraft delivering in 1999. Such new pages are attached hereto and incorporated into the Purchase Agreement by this reference.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6. Letter Agreement No. 6-1162-RLL-1468 entitled "Escalation Matters for 757 Aircraft delivering after December 31, 1996" is attached hereto and incorporated into the Purchase Agreement by this reference. This letter agreement defines the escalation sharing for 757 aircraft delivering after December 31, 1996.

7.    Upon execution of this Supplemental Agreement, advance payments in the
amount of     *    shall be due for the additional Aircraft.  Since Buyer has
previously made option deposits of    *   for the Aircraft, a total of
* shall be returned to Buyer within three business days of execution of this Supplemental Agreement.

8. The advance payments due Boeing will be revised to reflect the new Advance Payment Base Price described in Schedule 1 attached hereto.
Any excess advance payments will be returned to Buyer within three (3) business days of execution of this Supplemental Agreement.

9. Boeing and Buyer agree that the terms and conditions of Letter Agreement No. 1771-1 dated December 15, 1992, shall apply to this Supplemental Agreement No. 8 and related letter agreement.

8. This Supplemental Agreement will become effective upon its execution and the execution of Purchase Agreement No. 1829, as amended and Purchase Agreement No. 1830, as amended.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                            INTERNATIONAL LEASE
                                              FINANCE CORPORATION



By: __/s/ Kenneth R. Geisen__                 By: __/s/ Steven R. Adams__


Its:  __Attorney-In-Fact__                    Its: __Vice President__

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         TABLE OF CONTENTS

                                                       Page    SA
                                                       Number  Number

ARTICLES

1.        Subject Matter of Sale                       1-1     SA-5

2.        Delivery, Title and Risk of Loss             2-1

3.        Price of Aircraft                            3-1     SA-5

4.        Taxes                                        4-1

5.        Payment                                      5-1

6.        Excusable Delay                              6-1

7.        Changes to the Detail Specification          7-1

8.        Federal Aviation Requirements and
          Certificates and Export License              8-1

9.        Representatives, Inspection,
          Flights and Test Data                        9-1

10.       Assignment, Resale or Lease                 10-1

11.       Termination for Certain Events              11-1

12.       Product Assurance; Disclaimer and
          Release; Exclusion of Liabilities;
          Customer Support; Indemnification
          and Insurance                               12-1

13.       Buyer Furnished Equipment and
          Spare Parts                                 13-1

14.       Contractual Notices and Requests            14-1

15.       Miscellaneous                               15-1


TABLES

1.        Aircraft Deliveries and Descriptions.....            SA-5

                            TABLE OF CONTENTS

                                                               SA
                                                               Number

EXHIBITS


A         Aircraft Configuration

B         Product Assurance Document

C         Customer Support Document

D         Price Adjustments Due to Economic
          Fluctuations - Airframe and Engines                  SA-5

E         Buyer Furnished Equipment Provisions
          Document

F         Defined Terms Document


LETTER AGREEMENTS


RESTRICTED LETTER AGREEMENTS

6-1162-RLL-484    Advance Payments                             SA-4

6-1162-RLL-487    Option Aircraft                              SA-5

6-1162-RLL-1468   Escalation Matters for Aircraft
                  Delivery after December 31, 1996 .....       SA-5

ARTICLE 1.        Subject Matter of Sale.

          1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of thirteen (13) Boeing Model 757-200 Rolls-Royce powered aircraft (the RR Aircraft) manufactured in accordance with Boeing detail specification D6-44010-50-2
Rev B, dated May 1, 1992, as described in Exhibit A-1, and nine (9) Boeing Model 757-200 Pratt & Whitney powered aircraft (the PW Aircraft) manufactured in accordance with Boeing detail specification D6-44010-77 Rev E, dated May 15, 1992 as described in Exhibit A and as modified from time to time in accordance with this Agreement (Detail Specification). Such aircraft may be referred to herein, as the context may require, as "Model 757-200 Aircraft" and are referred to individually and collectively as the "Aircraft" or "AIRCRAFT". The Aircraft powered by the Rolls-Royce engine may also be referred to, as the context may require, as the "RR Aircraft", and the Aircraft powered by the Pratt & Whitney engine may also be referred to, as the "P&W Aircraft."

          1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

          1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

          1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

ARTICLE 3.        Price of Aircraft.

          3.1     Definitions.

                  3.1.1 Special Features are the features listed in Exhibit A which have been selected by Buyer.

                  3.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

                  3.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

                  3.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special Features.

                  3.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special Features) as calculated pursuant to Exhibit D.

                  3.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

                  3.1.7 Price First Published is the first price published by Boeing for the same model of aircraft to be delivered in the same general time period as the affected Aircraft and is used to establish the Base Airframe Price when the Base Airframe Price was not established at the time of execution of this Agreement.

          3.2     RR Aircraft Basic Price.

                  The RR Aircraft Basic Price is set forth in Table 1.

          3.3     P&W Aircraft Basic Price.

                  The P&W Aircraft Basic Price is set forth in Table 1.

          3.4 Aircraft Price. The Aircraft Price for the aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                  3.4.1   the RR Aircraft Basic Price, set forth in Table 1;
or

                  3.4.2   the P&W Aircraft Basic Price, set forth in Table 1;
plus

                  3.4.3 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Airframe and Engine); plus

                  3.4.4 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

          3.5     Advance Payment Base Price.

                  3.5.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

                  3.5.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices referred to in
Article 3.8.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment
Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance
Payment Base Prices

                                               Table 1 to

                                        Purchase Agreement 1771

                                 Aircraft Deliveries and Descriptions

                                         Model 757-200 Aircraft



Month/Year      Quantity    Detail                     Base
Article 3     Article 3.7
  of            of          Specification   Exhibit    Airframe     Special      Engine
Aircraft      Advance Payment
Delivery        Aircraft    No. and Date    No.        Price        Features     Price
Basic Price   Base Price


*               One (1)     D6-44010-77       A           *             *            *
 *             *
*               One (1)     D6-44010-50-2    A-1          *             *            *
 *             *
*               One (1)     D6-44010-50-2    A-1          *             *            *
 *             *
*               One (1)     D6-44010-50-2    A-1          *             *            *
 *             *
*               One (1)     D6-44010-77       A           *             *            *
 *             *
*               One (1)     D6-44010-77       A           *             *            *
 *             *
*               One (1)     D6-44010-50-2    A-1          *             *            *
 *             *
*               One (1)     D6-44010-77       A           *             *            *
 *             *
*               One (1)     D6-44010-50-2    A-1          *             *            *
 *             *
*               One (1)     D6-44010-50-2    A-1          *             *            *
 *             *
*               One (1)     D6-44010-50-2    A-1          *             *            *
 *             *
*               One (1)     D6-44010-77       A           *             *            *
 *             *
*               One (1)     D6-44010-50-2    A-1          *             *            *
 *             *
*               One (1)     D6-44010-77       A           *             *            *
 *             *
*               One (1)     D6-44010-50-2    A-1          *             *            *
 *             *
*               One (1)     D6-44010-50-2    A-1          *             *            *
 *             *
*               Two (2)     D6-44010-50-2    A-1          *             *            *
 *             *
*               One (1)     D6-44010-77       A           *             *            *
 *             *
*               One (1)     D6-44010-77       A           *             *            *
 *             *
*               One (1)     D6-44010-77       A           *             *            *
 *             *
*               One (1)     D6-44010-50-2    A-1          *             *            *
 *             *


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit D
Page 2

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

      In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

      In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

Month of Scheduled
Aircraft Delivery as     Quantity    Months to be Utilized
Set Forth in Article        of       in Determining the
2.1 of this Agreement    Aircraft    Value of ECI and ICI

  *                      One (1)       *
  *                      One (1)       *
  *                      One (1)       *
  *                      One (1)       *
  *                      One (1)       *

  *                      One (1)       *
  *                      One (1)       *
  *                      One (1)       *
  *                      One (1)       *
  *                      One (1)       *

  *                      One (1)       *
  *                      One (1)       *
  *                      Two (2)       *
  *                      One (1)       *
  *                      One (1)       *
  *                      Two (2)       *
  *                      One (1)       *
  *                      One (1)       *

  *                      One (1)       *
  *                      One (1)       *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA  98124-2207

6-1162-RLL-487


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211

Subject:   Letter Agreement No. 6-1162-RLL-487 to
           Purchase Agreement No. 1771 - Option Aircraft


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1771 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 757-200 aircraft (Aircraft).

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell seven (7) additional Model 757-200 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) to Buyer, subject to the terms and conditions set forth below.

1.    Delivery.

      1.1 The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

             Month and Year              Number of
             of Delivery                 Option Aircraft

             *                               One (1)
             *                               One (1)
             *                               One (1)
             *                               Two (2)
             *                               One (1)
             *                               One (1)

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

      1.2 The Option Aircraft are offered to Buyer powered by either Pratt & Whitney Model 2037 Engines (PW Option Aircraft) or Rolls-Royce Model RB211-535-E4 Engines (RR Option Aircraft).

Concurrently with exercise of the option to purchase the Option Aircraft, Buyer will notify Boeing which engine it selects to power each Aircraft.

2.    Price.

      2.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represents the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

      2.2 The advance payment base prices of the Option Aircraft indicated below includes an amount for the special features described in paragraph 1.1 of Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). For Buyer's planning purposes, an estimate of the price for
Buyer Furnished Equipment is     *    (expressed in 1996 dollars).


          Month and Year                Advance Payment Base
          of Delivery                 Price Per Option Aircraft

                                      PW Aircraft    RR Aircraft
            *                             *              *
            *                             *              *
            *                             *              *
            *                             *              *
            *                             *              *
            *                             *              *

      2.4 The Option Aircraft purchase price shall be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's airframe escalation provisions and the engine manufacturer's escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.    Option Aircraft Payment.

      3.1   In consideration of the granting of the option as set forth herein,
Buyer will pay a deposit to Boeing of    *    for each Option Aircraft
(Deposit).  Such deposit will be made in two payments of   *   for each
Option Aircraft; the first payment to be made on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft; and the second to be paid on or before January 15, 1993. In the event Buyer exercises its option herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft shall be refunded to Buyer, without interest, if the parties do not enter into a definitive purchase agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its option to purchase the Option

Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Deposits for the Option Aircraft except as provided in paragraphs 4 and 5.2 herein.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A to
6-1162-RLL-487/757
Page 3

2.    Price Description

       2.1.1   Price Elements Per Aircraft

                       1                 2               3                  4
5                6

                                                    A/C BASIC       ESTIMATED ESCALATION
           ADV. PMT.

AIRCRAFT       AIRFRAME & SPECIAL                   PRICE                   ON
ESTIMATED     BASE PRICE
DELIVERY         FEATURES PRICE     ENGINE PRICE    ELEMENTS      ELEMENT        ELEMENT
PRICE BFE     (ELEMENTS)
MO. & YR.     (     *     )         (    *     )    1 + 2           1              2        TO
SPE        3 + 4 + 5


PW Aircraft


*                     *                  *              *              *           *
 *            *
*                     *                  *              *              *           *
 *            *
*                     *                  *              *              *           *
 *            *
*                     *                  *              *              *           *
 *            *
*                     *                  *              *              *           *
 *            *
*                     *                  *              *              *           *
 *            *


RR Aircraft

*                     *                  *              *              *           *
 *            *
*                     *                  *              *              *           *
 *            *
*                     *                  *              *              *           *
 *            *
*                     *                  *              *              *           *
 *            *
*                     *                  *              *              *           *
 *            *
*                     *                  *              *              *           *
 *            *


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A to
6-1162-RLL-487/757
Page 4

2.    Price Description. (Continued)

      2.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

      2.3 Escalation Adjustment. The Option Aircraft Price will include escalation amounts for the airframe, special features and engines determined pursuant to the provisions of Attachments B and C.

      2.4   Price Adjustments.

            2.4.1 The Aircraft Basic Price and Advance Payment Base Price of each Option Aircraft will be adjusted at the time of signing the definitive agreement and thereafter as appropriate to reflect changes made in the elements of such prices.

            2.4.2 Engine price and escalation provisions for Option Aircraft delivering prior to 1999 will be adjusted if they are changed by the engine manufacturer prior to signing a definitive agreement for the Option Aircraft.

      2.5 Foreign Regulatory Requirements. The Aircraft Price does not include any amount relating to changes to the Option Aircraft required in order to export such Option Aircraft to a country outside the United States. Accordingly, Buyer will pay Boeing's price for any addition to, or change, modification or testing of any Option

Attachment B to
6-1162-RLL-487/757
Page 1

        ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Option Aircraft.

      In determining the value of L, the ratio of ECI divided by 116.2 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

      In determining the value of M, the ratio of ICI divided by 115.9 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

Month of Scheduled Option  Quantity
Aircraft Delivery as set      of       Months to be Utilized
  Forth in Paragraph 1      Option      in Determining the
    of the Proposal        Aircraft    Value of ECI and ICI

   *                        One (1)           *

   *                        One (1)           *
   *                        One (1)           *
   *                        One (1)           *
   *                        One (1)           *
   *                        One (1)           *

(c) In addition, it is understood that at the time of delivery of each of the Option Aircraft to Buyer, Boeing may be unable to determine the precise Airframe Price Adjustment for such Option Aircraft because the applicable values to be used to determine the ECI and ICI may not be released by the Bureau of Labor Statistics. Accordingly, the parties agree as follows:

      (i) The Airframe Price Adjustment, to be used at the time of delivery of each of the Option Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to scheduled month of Option Aircraft delivery shall be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA  98124-2207

6-1162-RLL-1468


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211

Subject:    Letter Agreement No. 6-1162-RLL-1468 to
            Purchase Agreement No. 1771-
            Escalation Matters for Aircraft
            delivering after December 31, 1996

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1771 (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the sale by Boeing and the purchase be Buyer of Model 757-200 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.    Escalation Sharing Commitment.

      Boeing agrees to share one-half of the escalation up to a maximum of three percent (3%) per year in each of the years 1997 and 1998, as more fully described in paragraph 2 below, for any Aircraft scheduled to be delivered after December 31, 1996 (the Eligible Aircraft).

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the Agreement entitled "Price Adjustment Due to Economic Fluctuations - Airframe Price Adjustment" (the Exhibit D), using actual escalation indices published for the applicable period.

2.    Calculation of Escalation Credit Memo.

      2.1   Eligible Aircraft Delivering in 1997.
            ------------------------------------
      At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Buyer a credit memorandum (the 1997 Credit Memorandum) which shall be applied to the Aircraft Price of such Aircraft. The Credit Memorandum shall be calculated as follows:

One-half of the difference between the Base Airframe and Special Features
escalation amount calculated for a    *     aircraft delivery position,
and the escalation amount calculated for the month of delivery of the 1997 Eligible Aircraft; provided however,

The maximum amount of the 1997 Credit Memorandum shall not exceed three percent (3%) pursuant to the following calculation:

At the time of the delivery of the 1997 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated in accordance with the
Exhibit D formula to a   *   delivery month.  The December 1996
escalated price will be referred to in the following formula as the "December 1996 Index Amount". The 1997 Credit Memorandum for the 1997 Eligible Aircraft will not exceed an amount equal to the December 1996 Index Amount times 0.03

      2.2   Eligible Aircraft Delivering in 1998.
            ------------------------------------
      At the time of delivery of each Eligible Aircraft delivering in 1998, Boeing will issue to Buyer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Aircraft Price of such Aircraft. The Credit Memorandum shall be calculated as follows:

(i)   One-half of the difference between the Base Airframe and Special Features
escalation amount calculated for a   *   aircraft delivery position,
and the escalation amount calculated for the month of delivery of the 1998 Eligible Aircraft, provided however;

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The maximum amount of the 1998 Credit Memorandum shall not exceed three (3%) percent pursuant to the following calculation:

At the time of the delivery of the 1998 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated in accordance with the
Exhibit D formula to a   *  delivery month.  The December 1997
escalated price will be referred to in the following formula as the "December 1997 Index Amount." The 1998 Credit Memorandum for the 1998 Eligible Aircraft will not exceed an amount equal to the December 1997 Index Amount times 0.03, plus;

(ii) The sum of the amount calculated above in sub-paragraph (i) of this paragraph 2.2, added to the amount calculated above in paragraph 2.1 for the 1997 Credit Memorandum.

      2.3   Eligible Aircraft Delivering after 1998.
            ---------------------------------------
      For Eligible Aircraft delivering after the calendar year 1998, the amount of the Credit Memorandum will be the amount calculated pursuant to paragraph 2.2 above through a * aircraft delivery position.

3.    Advance Payment Base Price.

      It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in Article 5.1.1 of the Agreement include an estimate for the escalation sharing Credit Memorandum pursuant to this Letter Agreement.

4.    Escalating Credits (STE).

      It is agreed that the credit memoranda specified in Letter Agreement No. 6-1162-RLL-483 which is expressed as a percentage of the escalated Aircraft Price of the Aircraft will be calculated using the same indices used to develop the adjusted airframe escalation pursuant to this Letter Agreement.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.    Confidential Treatment.

      Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1771-1.


Very truly yours,

THE BOEING COMPANY



By __/s/ Kenneth R. Geisen__

Its __Attorney-In-Fact__


ACCEPTED AND AGREED TO this

Date: __June 27,__ 1995

INTERNATIONAL LEASE FINANCE CORPORATION



By  __/s/ Steven R. Adams__

Its __Vice President__